UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cryptyde, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Cryptyde, Inc.

200 9th Avenue North, Suite 220
Safety Harbor, FL 34695
(866) 980-2818

Notice of Special Meeting of Stockholders
To Be Held on March 15, 2023

To the Stockholders of Cryptyde, Inc.:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Cryptyde, Inc. (the “Company”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/TYDE2203SM on March 15, 2023 at 10:00 a.m. Eastern Time. At the Special Meeting, stockholders will consider and vote on the following matters:

1.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to authorize the Company’s Board of Directors (the “Board”), at the Board’s discretion, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from 250,000,000 to 500,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

2.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders, a reverse stock split of all of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”); and

3.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Increase Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Each of the Share Increase Proposal and the Reverse Split Proposal was approved by the Board, with the ratio of the reverse stock split to be determined by the Board at a later date in its discretion, and requires the affirmative vote of holders of a majority of the voting power of the outstanding shares of our Common Stock and Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), entitled to vote at the Special Meeting on said proposal, voting together as a single class, to be approved.

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Share Increase Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

As noted above, our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means you can attend the Special Meeting online, vote your shares electronically during the Special Meeting and submit questions online during the Special Meeting by accessing www.virtualshareholdermeeting.com/TYDE2023SM shortly prior to the scheduled start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

The Board has fixed the close of business on January 30, 2023 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock and our Series A Preferred Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. As a result of the dividend of the shares of Series A Preferred Stock distributed immediately before the close of business on January 30, 2023, each holder of shares of our Common Stock also holds a number of one one-thousandths of a share of our Series A Preferred Stock equal to the whole number of shares of Common Stock held by such holder. Because any shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series A Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting and online during the Special Meeting.

Hard copies of the Company’s proxy statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on January 30, 2023, beginning on or about February , 2023. The Company’s proxy statement to security holders is also available at www.proxyvote.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

We encourage all stockholders to attend the virtual Special Meeting. However, whether or not you plan to attend the virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

Thank you for your ongoing support and continued interest in Cryptyde.

By Order of the Board of Directors,

Brian McFadden
Chief Executive Officer
Safety Harbor, Florida
February      , 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on March 15, 2023; the Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

Cryptyde, Inc.

200 9th Avenue North, Suite 220
Safety Harbor, FL 34695
(866) 980-2818

Proxy Statement
Special Meeting Of Stockholders
To Be Held on March 15, 2023

Information Concerning Solicitation and Voting

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Cryptyde, Inc. (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held on March 15, 2023 at 10:00 a.m. Eastern Time, and at any adjournment thereof. The Special Meeting will be a virtual meeting held via the Internet at www.virtualshareholdermeeting.com/TYDE2023SM. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting regardless of whether you intend to attend.

Except where the context otherwise requires, references to “Cryptyde,” “the Company,” “we,” “us,” “our” and similar terms refer to Cryptyde, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”) and our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”).

This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the notice and either a proxy card or a voting instruction card, are being mailed to our stockholders of record as of the close of business on January 30, 2023, beginning on or about February , 2023.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on March 15, 2023. The Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

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Questions and Answers about the Special Meeting

Q.	What is a proxy?

A.	A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Brian McFadden and Brett Vroman, or either of them, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q.	What is a proxy statement?

A.	A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q.	Why did I receive these proxy materials?

A.	Our Board has made these materials available to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on March 15, 2023 at 10:00 a.m. Eastern Time. As a holder of Common Stock or Series A Preferred Stock, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	What is the purpose of the Special Meeting?

A.	At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to authorize the Company’s Board of Directors (the “Board”), at the Board’s discretion, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from 250,000,000 to 500,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal” or “Proposal 1”);

2.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders, a reverse stock split of all of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal” or “Proposal 2”); and

3.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Increase Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal” or “Proposal 3”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

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Q.	Why is the Company seeking authorization to increase the number of authorized shares of the Company’s common stock?

A.	Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to the Company’s Certificate of Incorporation (the “Share Increase Amendment”) to authorize the Board, at the Board’s discretion, to increase the number of authorized shares of Common Stock from 250,000,000 to 500,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase”). The form of the proposed Share Increase Amendment is attached to this proxy statement as Annex A.

On January 6, 2023, we entered into a Second Amendment Agreement (the “Amendment Agreement”) with an accredited investor (the “Investor”) to amend certain agreements previously entered into by and between the Company and the Investor, including a Securities Purchase Agreement, Senior Secured Convertible Note (the “Notes”), and Registration Rights Agreement and certain warrants to purchase shares of Common Stock previously issued to the Investor. The Amendment Agreement requires us to present the Share Increase Proposal to our stockholders at our next special or annual meeting. If despite our reasonable best efforts the approval of our stockholders on the Share Increase Proposal is not obtained on or prior to April 1, 2023 (the “Share Increase Deadline”), the Company shall be required to cause an additional stockholder meeting to be held every ninety (90) days thereafter until such stockholder approval is obtained.

Q.	Why is the Company seeking authorization to effect a reverse stock split?

A.	Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex B.

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market (“Nasdaq”). The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex B. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

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Q.	Why is the Special Meeting a virtual, online meeting?

A.	The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at www.virtualshareholdermeeting.com/TYDE2023SM. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

Q.	How do I virtually attend the Special Meeting?

A.	We will host the Special Meeting live online. The webcast of the Special Meeting will start at 10:00 a.m. Eastern Time, on March 15, 2023. Online access to the webcast will open fifteen (15) minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Special Meeting, you will need to log-in at www.virtualshareholdermeeting.com/TYDE2023SM using the 16-digit control number on the proxy card or voting instruction form.

Beginning fifteen (15) minutes prior to, and during, the Special Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on www.virtualshareholdermeeting.com/TYDE2023SM.

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Q.	Who is entitled to vote at the Special Meeting, and how many votes do they have?

A.	Stockholders of record, including holders of our Common Stock and holders of our Series A Preferred Stock, at the close of business on January 30, 2022 (the “Record Date”) may vote at the Special Meeting. Notwithstanding the foregoing, holders of outstanding shares of Series A Preferred Stock will only be entitled to vote such shares on the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not be automatically redeemed in the Initial Redemption (defined below). There were shares of Common Stock, shares of Series A Preferred Stock, and no shares of any other series of preferred stock, respectively, outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. As previously announced on January 17, 2023, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on January 27, 2023. The holders of Series A Preferred Stock have 1,000,000 votes per whole share of Series A Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series A Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on other proposals, if any, presented at the Special Meeting. Notwithstanding the foregoing, each share of Series A Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Share Increase Proposal, the Reverse Stock Split Proposal, the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy or ballot with respect to voting on the Share Increase Proposal, the Reverse Stock Split or the Adjournment Proposal, when a holder of Common Stock submits a vote on the Share Increase Proposal, the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of shares of Series A Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series A Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Share Increase Proposal, the Reverse Stock Split Proposal, the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series A Preferred Stock (or fraction thereof) held by such holder. Holders of Series A Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series A Preferred Stock on the Share Increase Proposal, the Reverse Stock Split Proposal, the Adjournment Proposal or any other matter brought before the Special Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series A Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock, unless otherwise provided on any applicable proxy for ballot with respect to voting on such proposals.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series A Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Share Increase Proposal and the Reverse Stock Split at any meeting of the stockholders held for the purpose of voting on such proposals.

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Q.	What is the difference between a stockholder of record and a “street name” holder?

A.	If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

Q.	What is a broker non-vote?

A.	Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Each of Proposals 1, 2 and 3 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding Proposals 1, 2 or 3, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

Q.	If I am a beneficial owner of shares, can my brokerage firm vote my shares?

A.	If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, each of Proposals 1, 2 and 3 is considered a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposals 1, 2 and 3, and may vote “FOR” Proposals 1, 2 and 3. Although brokers will have such discretionary authority to vote on Proposals 1, 2 and 3, brokers may choose not to exercise that authority. If you do not provide instructions to your broker, and your broker chooses not to exercise their discretionary authority with respect to any or all proposals, then your shares will not be voted with respect to such proposals.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposal described in this proxy statement.

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Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Nevada Agency and Transfer Company, you may vote your shares during the Special Meeting or by proxy prior to the Special Meeting as follows:

1.	Over the Internet prior to the Special Meeting: To vote over the Internet prior to the Special Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m. Eastern Time, on March 14, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

2.	By Telephone prior to the Special Meeting: To vote by telephone, please call 1-800-690-6903 in the United States, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m. Eastern Time, on March 14, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

3.	By Mail prior to the Special Meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than March 14, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

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4.	Over the Internet during the Special Meeting: If you attend the Special Meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/TYDE2023SM during the Special Meeting. You will need your 16-digit control number included on the proxy card or voting instruction form. If you vote by proxy prior to the Special Meeting and also virtually attend the Special Meeting, there is no need to vote again at the Special Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.

Q.	How will my proxy vote my shares?

A.	If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” the Share Increase Proposal;

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the rules of the NYSE, each of Proposal 1, 2 and 3 is considered to be a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposals 1, 2 and 3 and may vote “FOR” such proposals.

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Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Special Meeting” or “By Telephone Prior to the Special Meeting”. Only your latest Internet or telephone vote is counted.

2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the Special Meeting virtually and vote online as instructed above under “Over the Internet during the Special Meeting.” Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.

4.	Give our corporate secretary written notice before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.

Q.	How are abstentions and broker non-votes treated for purposes of the Special Meeting?

A.	Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention with respect to Proposal 1, Proposal 2 or Proposal 3 will have the effect of a vote against such proposal.

Broker non-votes will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Because your broker will have discretionary voting authority with respect to Proposals 1, 2 and 3, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes, to the extent applicable, will have the effect of votes against Proposals 1 and 2 because brokers will have discretionary voting authority with respect to Proposals 1 and 2 and a broker non-vote is not an “affirmative vote.” Broker non-votes, to the extent applicable, will have the effect of votes against Proposal 3 because brokers will have discretionary voting authority with respect to Proposal 3 and will count as “entitled to vote” for Proposal 3.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

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Q.	Who counts the votes?

A.	All votes will be tabulated by the inspector of election appointed for the Special Meeting.

Q.	How many shares must be represented to have a quorum and hold the Special Meeting?

A.	The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by banks, brokers or other nominees who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

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Q.	What vote is required to approve each proposal and how are votes counted?

A.	Proposal 1 — The Share Increase Proposal: The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Share Increase Proposal, with the holders of our Common Stock and our Series A Preferred Stock voting together as a single class, is required for approval of the Share Increase Proposal.

Proposal 2 — The Reverse Stock Split Proposal: The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, with the holders of our Common Stock and our Series A Preferred Stock voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Proposal 3 — The Adjournment Proposal: The affirmative vote of a majority of the voting power of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, present in person or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

Please refer to the discussion above under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” for a description of the Series A Preferred Stock, which is entitled to be voted together with the Common Stock as a single class on the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. Shares of Series A Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on any of Share Increase Proposal, the Reverse Stock Split Proposal, or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Special Meeting. Due to the voting power of the shares of Series A Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal, the holders of Common Stock that submit a proxy to vote their shares at the Special Meeting or attend the Special Meeting will effectively have enhanced voting power on the three proposals over holders of Common Stock that are not represented in person or by proxy at the Special Meeting. This means that the Share Increase Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock.

The principal terms of the Share Increase Amendment and the Reverse Stock Split Amendment have been approved by the Board. Because the vote required to approve each of these proposals is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote with respect to the Share Increase Proposal or the Reverse Stock Split Proposal has the same effect as a vote against such proposal with respect to your shares of Common Stock and will result in the automatic redemption of your shares of Series A Preferred Stock immediately prior to the Special Meeting, such that your shares of Series A Preferred Stock will have no effect on the outcome of the vote on either proposal. Marking “ABSTAIN” on your proxy or ballot with respect to the Share Increase Proposal or the Reverse Stock Split Proposal has the same effect as a vote against such proposal. We expect that the directors and executive officers will vote all their shares in favor of the Share Increase Proposal and the Reverse Stock Split Proposal.

Q.	What are the consequences if the Share Increase Proposal is not approved by stockholders?

A.	If stockholders fail to approve the Share Increase Proposal on or prior to the Share Increase Deadline, i.e. April 1, 2023, the Company shall be required to cause an additional stockholder meeting to be held every ninety (90) days thereafter until such stockholder approval is obtained. The Amendment Agreement further provides that, until the earlier of the date on which such stockholder approval is obtained or the Share Increase Deadline, we will be required to reserve for issuances 100% of the number of shares of Common Stock issuable pursuant to the terms of the Note, and subsequent to the Share Increase Deadline we will be required to reserve for issuances 200% of the number of shares of Common Stock issuable pursuant to the terms of the Note. If we fail to secure the requisite stockholder approval for the Share Increase Proposal, we may not have a sufficient number of unissued and unreserved authorized shares of Common Stock available to comply with this requirement.

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Q.	What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

A.	If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Q.	Who is soliciting proxies, how are they being solicited, and who pays the cost?

A.	Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingdsale”), the proxy solicitation firm hired by the Company, at an approximate cost of $10,500, plus reimbursement expenses, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Q.	How does the Board recommend that I vote on the proposals?

A.	Our Board recommends that you vote:

●	FOR the approval of the Share Increase Proposal;

●	FOR the approval of the Reverse Stock Split Proposal; and

●	FOR the Adjournment Proposal.

Q.	Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

A.	No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

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Q.	Where can I find the voting results?

A.	The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.	How many shares of Common Stock and Preferred Stock are outstanding?

A.	As of January 30, 2023, there are shares of Common Stock and shares of Series A Preferred Stock outstanding. There are no shares of any other series of preferred stock currently outstanding.

Q.	How do I submit a question at the Special Meeting?

A.	If you wish to submit a question, on the day of the Special Meeting, beginning at 10:00 a.m. Eastern Time on March 15, 2023, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting after the meeting. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Special Meeting by contacting Investor Relations at (617) 819-1289.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale, if you have any questions or need assistance in voting your shares. Banks, brokers and shareholders may call Kingsdale at 1-855-682-2019 (or call collect outside North America at +1-917-473-0932) or may send an email to contactus@kingsdaleadvisors.com.

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Proposal 1: Approval of the Share Increase Amendment

Our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 500,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix A.

We currently have a total of 260,000,000 shares of capital stock authorized under our Certificate of Incorporation, consisting of 250,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 (“Preferred Stock”). If this Proposal 1 is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Delaware Secretary of State, which would have the effect of increasing the number of authorized shares of Common Stock from 250,000,000 to 500,000,000 and increase the number of authorized shares of all classes of stock from 260,000,000 to 510,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

On January 6, 2023, we entered into the Amendment Agreement with the Investor to amend certain agreements previously entered into by and between the Company and the Investor, including a Securities Purchase Agreement, the Notes, and a Registration Rights Agreement and certain warrants to purchase shares of Common Stock previously issued to the Investor. The Amendment Agreement requires us to present the Share Increase Proposal to our stockholders at our next special or annual meeting. If despite our reasonable best efforts the approval of our stockholders on the Share Increase Proposal is not obtained on or prior to the Share Increase Deadline, i.e. April 1, 2023, the Company shall be required to cause an additional stockholder meeting to be held every ninety (90) days thereafter until such stockholder approval is obtained.

The Board believes that unless we obtain stockholder approval to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition. Further, unless we obtain stockholder approval for the Share Increase Proposal, we will be required to incur additional costs in order to hold additional shareholders meetings to seek such approval as required under the Amendment Agreement.

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As of January 30, 2023,                shares of common stock were outstanding, with                shares of authorized common stock remaining reserved for issuance. As of January 30, 2023, we had issued                restricted stock units pursuant to our equity award plan and we had reserved, pursuant to our equity award plan,                shares of common stock. In addition, as of that date, we had outstanding and exercisable or convertible, as applicable, warrants to purchase up to                shares of common stock and convertible notes convertible into                shares of common stock. As of that that date, we also had reserved for issuance, but not exercisable or convertible at such time,                shares of common stock issuable upon the (i) exercise of put options of holders of preferred units of our subsidiary, Forever 8, LLC, and (ii) conversion of convertible notes convertible into shares of common stock. Thus, as of the Record Date, we had zero shares of authorized common stock remaining that were unissued and unreserved for issuance.

Potential Consequences if Proposal 1 is Not Approved

If this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Additionally, in the event we fail to secure the requisite stockholder approval for the increase in the number of authorized shares of Common Stock, we shall be required under the Amendment Agreement to cause an additional stockholder meeting to be held every ninety (90) days thereafter until such stockholder approval is obtained. The Amendment Agreement further provides that, until the earlier of the date on which such stockholder approval is obtained or the Share Increase Deadline, we will be required to reserve for issuances 100% of the number of shares of Common Stock issuable pursuant to the terms of the Note, and subsequent to the Share Increase Deadline we will be required to reserve for issuances 200% of the number of shares of Common Stock issuable pursuant to the terms of the Note. If we fail to secure the requisite stockholder approval for the Share Increase Proposal, we may not have a sufficient number of unissued and unreserved authorized shares of Common Stock available to comply with this requirement.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

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Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders. Stockholders should be aware that because we currently have no unissued and unreserved authorized shares of Common Stock remaining, the certain holders of (i) put options exercisable for shares of Common Stock and (ii) convertible notes convertible into shares of Common Stock, are currently prevented from exercising or converting, as applicable, their convertible securities. As of January 30, 2023, there are warrants to purchase Common Stock outstanding representing                shares of Common Stock at a weighted average exercise price of $          per share, preferred units of Forever 8, LLC outstanding with a put right entitling the holders to                shares of Common Stock and convertible notes convertible into                shares of Common Stock. As a result, future exercises or conversions, as appliable, of outstanding warrants, put options and convertible notes, would likely cause substantial dilution to existing stockholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If Proposal 1 is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Share Increase Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our certificate of incorporation to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Required Vote

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Share Increase Proposal, with the holders of our Common Stock and our Series A Preferred Stock voting together as a single class, is required for approval of the Share Increase Proposal

Board Recommendation

The Board unanimously recommends that you vote “FOR”

the approval of the Share Increase Proposal.

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Proposal 2: Approval of the Reverse Stock Split Proposal

Our Board has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders, a reverse stock split of all of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board in its discretion and included in a public announcement. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix B.

Background and Purpose of the Proposal

Our certificate of incorporation currently authorizes the Company to issue a total of 260,000,000 shares of capital stock, consisting of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

On January 17, 2023, subject to stockholder approval, the Board approved an amendment to our certificate of incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-50, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 50 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

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The text of the proposed amendment to the Company’s certificate of incorporation to effect the Reverse Stock Split is included as Annex B to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on The Nasdaq Capital Market under the symbol “TYDE.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share.

On October 5, 2022, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until April 3, 2023, to regain compliance with the Bid Price Requirement.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

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The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

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If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex B. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

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Based on shares of our Common Stock outstanding as of January 30, 2023, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%
3:1	66.67%
4:1	75%
5:1	80%
6:1	83.33%
7:1	85.71%
8:1	87.5%
9:1	88.89%
10:1	90%
11:1	90.91%
12:1	91.67%
13:1	92.31%
14:1	92.86%
15:1	93.33%
16:1	93.75%
17:1	94.12%
18:1	94.44%
19:1	94.74%
20:1	95%
21:1	95.24%
22:1	95.45%
23:1	95.65%
24:1	95.83%
25:1	96.00%
26:1	96.15%
27:1	96.30%
28:1	96.43%
29:1	96.55%
30:1	96.67%
31:1	96.77%
32:1	96.88%
33:1	96.97%
34:1	97.06%
35:1	97.14%
36:1	97.22%
37:1	97.30%
38:1	97.37%
39:1	97.44%
40:1	97.50%
41:1	97.56%
42:1	97.62%
43:1	97.67%
44:1	97.73%
45:1	97.78%
46:1	97.83%
47:1	97.87%
48:1	97.92%
49:1	97.96%
50:1	98.00%

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The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series A Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval of the Reverse Stock Split Amendment and the Share Increase Amendment. Please refer to the discussion in the Questions and Answers About the Special Meeting section under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” and “What vote is required to approve each matter and how are votes counted?” for a description of the voting power of the Series A Preferred Stock.

Pursuant to the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), each share of Series A Preferred Stock redeemed in any redemption shall be redeemed in consideration for the right to receive an amount equal to $0.10 in cash for each one hundred whole shares of Series A Preferred Stock that are “beneficially owned” by the “beneficial owner” (as such terms are defined in the Certificate of Designation) thereof as of the applicable redemption time and redeemed pursuant to such redemption, payable upon receipt by the Company of a written request submitted by the applicable holder to our corporate secretary (each a “Redemption Payment Request”) following the applicable redemption time. Such Redemption Payment Request shall (i) be in a form reasonably acceptable to the Company (ii) set forth in reasonable detail the number of shares of Series A Preferred Stock beneficially owned by the holder at the applicable redemption time and include evidence reasonably satisfactory to the Company regarding the same, and (iii) set forth a calculation specifying the amount in cash owed to such holder by the Company with respect to the shares of Series A Preferred Stock that were redeemed at the applicable redemption time.

We are currently authorized to issue a maximum of 260,000,000 shares of our Common Stock. As of the Record Date, there were                           shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2022 Long-Term Incentive Plan (the “2022 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2022 Plan. As of the Record Date, there were                           shares of Common Stock reserved for issuance under the 2022 Plan, of which                         remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between                         and                         shares of Common Stock, of which between approximately                         and                         shares will be available for future awards.

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Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2022 Plan (e.g., restricted stock awards) will be proportionately reduced, in accordance with the terms of the 2022 Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

As of January 30, 2023, there are                         warrants to purchase Common Stock outstanding, representing                         shares of Common Stock at a weighted average exercise price of $         per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effects of the Reverse Stock Split on Convertible Notes and Put Rights

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise price or conversion price, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of the (i) outstanding put rights of the preferred units of Forever 8, LLC entitling the holders to shares of Common Stock and (ii) convertible notes convertible into shares of Common Stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

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Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. Stockholders who hold registered shares of Old Common Stock in a book-entry form will have their holdings electronically adjusted by our transfer agent to give effect to the Reverse Stock Split. If any book-entry statement representing shares of Old Common Stock contains a restrictive legend or notation, as applicable, the corresponding book-entry statements representing shares of New Common Stock will contain the same restrictive legend or notation.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

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Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the 2022 Plan, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

Stockholders are urged to consult their tax advisors as to the particular federal, state, local, or foreign tax consequences to them of the reverse stock split.

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This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the 2022 Plan), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, with the holders of our Common Stock and our Series A Preferred Stock voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR”

the approval of the Reverse Stock Split Proposal.

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Proposal 3: Approval of the Adjournment Proposal

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Increase Proposal or the Reverse Stock Split Proposal.

Background and Purpose of the Proposal

The approval of each of Reverse Stock Split Proposal and the Share Increase Proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on such proposal, with the holders of our Common Stock and our Series A Preferred Stock voting together as a single class. The Board believes that if the number of votes received with respect to the Common Stock and Series A Preferred Stock, voting together as a single class and exercising the number of votes to which each is entitled, is less than said majority and is therefore insufficient to approve either the Reverse Stock Split or the Share Increase Proposal, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal or the Share Increase Proposal, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal or the Share Increase Proposal, as applicable.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Special Meeting will be against the Reverse Stock Split Proposal or the Share Increase Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Proposal or the Share Increase Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal or the Share Increase Proposal, as applicable.

Required Vote

The affirmative vote of a majority of the voting power of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, present in person or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR”
the approval of the Adjournment Proposal.

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Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and our Series A Preferred Stock as of January 30,2023 by (1) each director of our company (2) our principal executive officer and two other most highly compensated executive officers who served during the year ended December 31, 2022, whom, collectively, we refer to as our named executive officers, (3) all directors and executive officers of our company as a group, and (4) each person known by us to own more than 5% of our common stock.

The address of the executive officers and directors is 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of January 30, 2023.

The beneficial ownership percentages set forth in the table below are based on approximately                          shares of Common Stock and                           shares of our Series A Preferred Stock issued and outstanding as of January 30,2023.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Series A Preferred Stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock	Percentage of Voting Power
5% Stockholders:
Hudson Bay Master Fund, Ltd. (2)
BHP Capital NY, Inc. (3)
Palladium Holdings, LLC (4)
Named Executive Officers and Directors:
Brian McFadden (5)
Brett Vroman (5)
Kevin O’Donnell (5)
Frank Jennings (5)
Louis Foreman (5)
Mary Ann Halford (5)
Total Executive Officers and Directors

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(1)	Based on shares of Common Stock and shares of Series A Preferred Stock issued and outstanding as of January 30, 2023.

(2)	Includes: shares of common stock issuable upon conversion of the January 2022 Note and upon exercise of the January 2022 Warrant and excludes shares of common stock issuable upon conversion of the January 2022 Note and upon exercise of the January 2022 Warrant. Pursuant to the terms of the January 2022 Note and January 2022 Warrant, Hudson Bay may not convert the January 2022 Note or exercise the January 2022 Warrant to the extent (but only to the extent) Hudson Bay or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of January 30, 2023. Hudson Bay Capital Management LP is the investment manager of Hudson Bay Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP, and Sander Gerber has sole voting and investment power over these securities. Each of Hudson Bay and Sander Gerber disclaims beneficial ownership over these securities. The selling stockholder’s address is c/o Hudson Bay Capital Management LP, 28 Havemeyer Place, 2nd Place, Greenwich, CT 06830.

(3)	Includes shares of common stock issuable upon the exercise of the BHP Warrants and excludes shares of common stock issuable upon the exercise of the BHP Warrants. Pursuant to the terms of the BHP Warrants, BHP may not exercise the BHP Warrants to the extent (but only to the extent) BHP or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of January 30, 2023. Bryan Pantofel is the President of BHP and has sole voting and investment power over these securities. BHP’s address is 45 SW 9th Street, Suite 1603, Miami, Florida 33130.

(4)	Joel Padowitz is the Managing Member of Palladium Holdings, LLC and has sole voting and investment power over these securities. Includes shares of common stock issuable upon the exercise of the HB SPA Palladium Warrants; and excludes shares of common stock issuable upon the exercise of the HB SPA Palladium Warrants, shares of common stock issuable upon the exercise of the BHP SPA Palladium Warrants and shares issuable upon exercise of the Palladium Spin-Off Warrants. Pursuant to the terms of the HB SPA Palladium Warrants, BHP Palladium SPA Warrant, and Palladium Spin-Off Warrants to the extent (but only to the extent) Palladium or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of January 30, 2023. Palladium transferred the warrants to Palladium Holdings, LLC on June 6, 2022. Palladium Holdings, LLC’s address is 152 West 57th Street, Floor 22, New York, NY 10019.

(5)	The address of the executive officers and directors is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported as beneficially owned are shares of Common Stock.

*	Less than 1%

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Other Matters

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2023 Annual Meeting of Stockholders

Stockholder Proposals Included in Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement and proxy card relating to our 2023 annual meeting of stockholders, stockholder proposals must be received by us a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made, whichever is later. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2023 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Cryptyde, Inc., 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695.

Householding of Proxy Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our most recent annual report to stockholders to you if you write at Cryptyde, Inc., 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695 or call us at (866) 980-2818. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

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Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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Annex A

Form of Share Increase Amendment

FORM OF CERTIFICATE OF AMENDMENT TO
THE CERTIFICATE OF INCORPORATION
OF CRYPTYDE, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Cryptyde, Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.	The name of the corporation is Cryptyde, Inc. (the “Corporation”).

2.	The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 9, 2022.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	The Certificate of Incorporation is hereby amended by amending and restating paragraph (a) of Article FOURTH in its entirety as follows:

“(a) The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000) shares, consisting of five hundred million (500,000,000) shares of Common Stock, each having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, each having a par value of $0.001 per share (the “Preferred Stock”).”

5.	The foregoing amendment was effected pursuant to a resolution of the Board of Directors of said corporation.

6.	Thereafter, pursuant to a resolution by the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

[Signature page follows.]

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IN WITNESS WHEREOF, Cryptyde, Inc. has caused this Certificate of Amendment to be duly executed by the undersigned duly authorized officer as of this __ day of __________, ____.

CRYPTYDE, INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment (Share Increase Amendment)]

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Annex B

Form of Reverse Stock Split Amendment

FORM OF CERTIFICATE OF AMENDMENT TO
THE CERTIFICATE OF INCORPORATION
OF CRYPTYDE, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Cryptyde, Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.	The name of the corporation is Cryptyde, Inc. (the “Corporation”).

2.	The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 9, 2022.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

5.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph E as follows:

“E. Reverse Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

6.	The foregoing amendment was effected pursuant to a resolution of the Board of Directors of said corporation.

7.	Thereafter, pursuant to a resolution by the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

[Signature page follows.]

36

IN WITNESS WHEREOF, Cryptyde, Inc. has caused this Certificate of Amendment to be duly executed by the undersigned duly authorized officer as of this __ day of __________, ____.

CRYPTYDE, INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment (Reverse Stock Split Amendment)]

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TYDE2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 14, 2023. Have your proxy card in hand when you call and then follow the instructions. You cannot vote by phone if you plan to vote the preferred shares differently.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96005-S61516

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRYPTYDE, INC.

The Board of Directors recommends you vote FOR Proposals 1–3:

OPTIONAL: If you would like to vote the Series A preferred shares in a DIFFERENT manner from the common stock on Proposals 1–3 please indicate below how you instruct that vote (For, Against, Abstain). If left blank, the preferred shares will be voted in the same exact manner as the common shares.

1.______________________________

2.______________________________

3.______________________________

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D96006-S61516

CRYPTYDE, INC.
Special Meeting of Stockholders
March 15, 2023, 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian McFadden and Brett Vroman, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Cryptyde, Inc. and, unless the undersigned stockholder(s) expressly indicate otherwise in this ballot, all of the shares of Series A Preferred Stock of Cryptyde, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM ET on March 15, 2023, virtually at www.virtualshareholdermeeting.com/TYDE2023SM, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such shares and hereby ratifies and confirms all actions that either of said proxies, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S) AND IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE